Exhibit 10.6

Lock-Up Agreement

I Bella Perfect Inc.

No. 16 Jalan Radin Bagus 1,

Bandar Baru Seri Petaling,

Kuala Lumpur,

57000 Wilayah Persekutuan, Malaysia

Ladies and Gentlemen:

The undersigned understands I Bella Perfect Inc. (the “Company”) proposes to list, via an initial public offering in the United States (the “Initial Public Offering”), a certain number of Class A ordinary shares of no par value (the “Securities”). For purposes of this letter agreement, “Shares” shall mean shares of the Company’s Class A ordinary shares.

To induce the Company to continue its efforts in connection with the Initial Public Offering, the undersigned hereby agrees that, without the prior written consent of the Company, the undersigned will not, during the applicable Lock-Up Period (as set forth below) for each Share Tranche (as described below), with respect to the Shares included in such Share Tranche or any securities convertible into or exercisable or exchangeable for or represent the right to receive such Shares, whether now owned or hereafter acquired by the undersigned (collectively, “Lock-Up Securities”) (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, directly or indirectly, any Lock-Up Securities; (B) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause

(A) above or this clause (B) is to be settled by delivery of Shares or such other securities, in cash or otherwise; (C) make any written demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (D) publicly disclose the intention to do any of the foregoing.

The Class A ordinary shares held by the undersigned as of the date of commencement of sale of the Securities offered in the Initial Public Offering shall be divided into three equal portions, determined based on the number of Class A ordinary shares held (each, a “Share Tranche, collectively, the “Share Tranches”). If such division does not result in whole numbers of Shares, the number of Shares allocated to each of the first two Share Tranches shall be rounded down to the nearest whole Share, and all remaining Shares (including any fractional Shares) shall be allocated to the Third Share Tranche. The Share Tranches shall be subject to the following periods (collectively, the “Lock-Up Period”):

(A)	First Share Tranche: the period commencing on the date hereof and ending twelve months from the date of commencement of sale of the Securities offered in the Initial Public Offering (the “First Lock-Up Period”).

(B)	Second Share Tranche: the period commencing on the date hereof and ending twelve months after the First Lock-Up Period expires (the “Second Lock-Up Period”).

(C)	Third Share Tranche: the period commencing on the date hereof and ending twelve months after the Second Lock-Up Period expires (the “Third Lock-Up Period”).

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Company in connection with (A) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Initial Public Offering; (B) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned and/or one or more family members (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (C) transfers of Lock-Up Securities to a charity or educational institution or other not-for-profit organization; (D) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any such corporation, partnership, limited liability company or other business entity, or any shareholder, partner or member of, or owner of similar equity interests in, the same, as the case may be; (E) a sale or surrender to the Company of any options or Shares of the Company underlying options in order to pay the exercise price or taxes associated with the exercise of options; or (F) transfers or distributions pursuant to any bona fide third-party tender offer, merger, acquisition, consolidation or other similar transaction made to all holders of the Company’s Shares involving a Change of Control of the Company, provided that in the event that such tender offer, merger, acquisition, consolidation or other such transaction is not completed, the Lock-Up Securities held by the undersigned shall remain subject to the provisions of this lock-up agreement; or (G) transfers of Lock-Up Securities pursuant to any Company-approved employee incentive plan, provided that such transfers are made in accordance with the terms of such plan; provided that in the case of any transfer pursuant to the foregoing clauses (B), (C) or (D), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Company a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended shall be required or shall be voluntarily made (collectively, “Permitted Transfers”). For purposes of this paragraph, the term “Change of Control” shall mean any transaction or series of related transactions pursuant to which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Shares of the Company on a fully diluted basis. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement (for the avoidance of doubt, excluding any transaction or other action in connection with a Permitted Transfer) during the any Lock-Up Period, and including the 15 days following the expiration of such Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the applicable Lock-Up Period has expired. For the avoidance of doubt, this notice and confirmation requirement applies separately to each Share Tranche: First Share Tranche during the First Lock-Up Period, Second Share Tranche during the Second Lock-Up Period, and Third Share Tranche during the Third Lock-Up Period.

The undersigned agrees that except as set forth in this Lock-Up Agreement, there are no and will not have any other agreement or arrangement, either verbal or in writing, with any other individuals or entities, including but not limited to shareholders, friends and family, and other third parties, to circumvent or has an effect of circumventing the obligations set forth in this Lock-Up Agreement.

No provision in this agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Shares, as applicable; provided that the undersigned does not transfer the Shares acquired on such exercise, exchange or conversion during the Lock-Up Period, unless in connection with a Permitted Transfer or in a transfer otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company is relying upon this lock-up agreement in proceeding toward consummation of the Initial Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, successors and assigns.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this lock-up agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

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Very truly yours,

Signature:

By:
Name:

Address:

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